CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-6

DERIVED COLLATERAL INFORMATION   9/09/03

$300,000,000

Loan Group 1 Senior Bonds Offered

(Approximate)

$725,000,050

Total Bonds Offered & Non-Offered

(Approximate)

Home Equity Pass-Through Certificates, Series 2003-6

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/03 cutoff date.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.50% and 0.50% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	5,097
Total Outstanding Loan Balance	$716,107,149		Min	Max
Average Loan Current Balance	$140,496		$4,875	$738,781
Weighted Average Original LTV	81.5%	*
Weighted Average Coupon	7.68%		4.50%	14.99%
Arm Weighted Average Coupon	7.64%
Fixed Weighted Average Coupon	7.83%
Weighted Average Margin	6.65%		3.75%	11.50%
Weighted Average FICO (Non-Zero)	626
Weighted Average Age (Months)	3
% First Liens	98.2%
% Second Liens	1.8%
% Arms	78.7%	**
% Fixed	21.3%	***
% of Loans with Mortgage Insurance	0.0%

*     Note, for second liens, CLTV is employed in this calculation

**   Including prefunding, adjustable rate loans shall represent approximately 78.5% of the total deal collateral

*** Including prefunding, fixed rate loans shall represent approximately 21.5% of the total deal collateral

		Total
	No of	Scheduled
Current Rate	Loans	Balance	%	WAC	OLTV	Fico
0.01 - 5.50	104	24,883,601	3.5	5.26	75.8	692
5.51 - 6.00	217	43,811,973	6.1	5.85	77.7	669
6.01 - 6.50	382	74,619,325	10.4	6.35	79.7	660
6.51 - 7.00	685	124,187,179	17.3	6.84	80.6	640
7.01 - 7.50	602	93,873,989	13.1	7.30	80.1	627
7.51 - 8.00	740	111,731,890	15.6	7.80	82.0	613
8.01 - 8.50	575	72,795,263	10.2	8.30	83.2	610
8.51 - 9.00	569	70,443,955	9.8	8.79	83.6	600
9.01 - 9.50	322	34,502,592	4.8	9.27	84.1	586
9.51 - 10.00	274	28,052,572	3.9	9.80	83.6	587
10.01 - 10.50	158	14,205,524	2.0	10.28	83.8	592
10.51 - 11.00	129	9,806,601	1.4	10.79	84.2	594
11.01 - 11.50	76	4,551,985	0.6	11.28	87.2	599
11.51 - 12.00	66	2,862,695	0.4	11.84	93.5	617
12.01 - 12.50	72	2,288,639	0.3	12.35	99.1	618
12.51 - 13.00	65	1,986,242	0.3	12.89	97.4	638
13.01 - 13.50	38	1,022,140	0.1	13.39	97.8	635
13.51 - 14.00	18	392,423	0.1	13.87	97.8	615
14.01 - 14.50	2	54,540	0.0	14.25	97.9	606
14.51 >=	3	34,020	0.0	14.81	95.0	610
Total:	5,097	716,107,149	100.0	7.68	81.5	626

		Total
	No of	Scheduled
FICO	Loans	Balance	%	WAC	OLTV	Fico
<= 0	6	956,237	0.1	8.98	74.3	0
476 - 500	8	1,021,664	0.1	9.02	77.4	500
501 - 525	222	26,183,247	3.7	8.69	75.5	514
526 - 550	310	39,162,821	5.5	8.46	77.6	539
551 - 575	560	70,602,496	9.9	8.34	81.2	563
576 - 600	698	89,392,157	12.5	8.21	83.4	589
601 - 625	901	116,932,274	16.3	7.88	83.5	613
626 - 650	1,027	146,248,962	20.4	7.52	82.3	637
651 - 675	596	95,615,195	13.4	7.21	81.0	662
676 - 700	365	61,551,043	8.6	6.99	80.7	686
701 - 725	211	34,755,505	4.9	6.81	81.0	711
726 - 750	115	20,723,405	2.9	6.49	79.8	737
751 - 775	49	8,227,151	1.1	6.54	79.6	762
776 - 800	22	3,555,985	0.5	6.99	79.2	783
801 - 825	7	1,179,007	0.2	6.98	80.0	804
Total:	5,097	716,107,149	100.0	7.68	81.5	626

		Total
	No of	Scheduled
Scheduled Balance	Loans	Balance	%	WAC	OLTV	Fico
<= 50,000.00	549	17,961,755	2.5	10.43	84.9	609
50,000.01 - 100,000.00	1,513	113,476,056	15.8	8.40	80.7	615
100,000.01 - 150,000.00	1,316	162,496,616	22.7	7.88	81.8	617
150,000.01 - 200,000.00	685	118,975,949	16.6	7.54	82.1	624
200,000.01 - 250,000.00	428	95,536,461	13.3	7.39	81.0	629
250,000.01 - 300,000.00	236	64,219,771	9.0	7.14	81.6	641
300,000.01 - 350,000.00	159	51,884,494	7.2	7.23	82.3	638
350,000.01 - 400,000.00	90	33,750,752	4.7	7.08	82.1	641
400,000.01 - 450,000.00	57	24,127,973	3.4	7.11	80.3	639
450,000.01 - 500,000.00	37	17,809,208	2.5	6.91	78.8	649
500,000.01 - 550,000.00	8	4,213,815	0.6	6.59	78.7	664
550,000.01 - 600,000.00	12	6,981,244	1.0	6.97	81.2	628
600,000.01 >=	7	4,673,056	0.7	6.85	76.1	667
Total:	5,097	716,107,149	100.0	7.68	81.5	626

		Total
	No of	Scheduled
Original LTV	Loans	Balance	%	WAC	OLTV	Fico
<= 50.00	97	9,360,939	1.3	7.37	43.0	610
50.01 - 55.00	54	5,951,639	0.8	7.27	53.0	616
55.01 - 60.00	63	7,003,971	1.0	7.65	58.1	611
60.01 - 65.00	111	14,612,629	2.0	7.61	63.3	598
65.01 - 70.00	184	26,098,810	3.6	7.67	68.5	597
70.01 - 75.00	331	45,628,866	6.4	7.72	74.0	603
75.01 - 80.00	2,157	339,724,175	47.4	7.26	79.7	643
80.01 - 85.00	588	86,114,398	12.0	7.83	84.4	605
85.01 - 90.00	709	106,338,525	14.8	8.00	89.6	612
90.01 - 95.00	387	48,298,285	6.7	8.60	94.6	630
95.01 - 100.00	416	26,974,913	3.8	9.74	99.9	626
Total:	5,097	716,107,149	100.0	7.68	81.5	626

		Total
	No of	Scheduled
Documentation Type	Loans	Balance	%	WAC	OLTV	Fico
Full	2,831	376,369,339	52.6	7.62	81.9	612
Reduced	971	135,120,053	18.9	7.76	82.6	644
No Income/ No Asset	39	5,314,285	0.7	7.25	73.6	640
Stated Income / Stated Assets	1,256	199,303,472	27.8	7.74	80.3	641
Total:	5,097	716,107,149	100.0	7.68	81.5	626

		Total
	No of	Scheduled
Occupancy Status	Loans	Balance	%	WAC	OLTV	Fico
Primary	4,649	671,134,255	93.7	7.63	81.6	624
Second Home	17	1,895,503	0.3	7.70	85.3	646
Investment	431	43,077,391	6.0	8.45	80.6	651
Total:	5,097	716,107,149	100.0	7.68	81.5	626

		Total
	No of	Scheduled
State	Loans	Balance	%	WAC	OLTV	Fico
California	984	215,549,032	30.1	6.98	80.2	645
Florida	664	77,034,425	10.8	7.79	80.6	618
Ohio	307	27,742,989	3.9	8.34	84.7	603
Michigan	240	25,822,497	3.6	8.36	82.7	606
Illinois	179	25,221,516	3.5	8.10	82.3	617
Texas	261	25,156,484	3.5	8.41	82.7	623
Arizona	191	21,696,527	3.0	7.74	82.8	634
Washington	128	20,130,640	2.8	7.30	83.2	637
Massachusetts	92	19,191,972	2.7	8.11	77.9	634
Colorado	107	17,991,631	2.5	7.33	83.6	624
New Jersey	90	16,812,638	2.3	7.99	79.5	604
New York	88	16,623,161	2.3	7.82	75.9	623
Virginia	114	16,482,156	2.3	7.59	82.4	622
Pennsylvania	138	16,003,792	2.2	8.00	83.3	607
Indiana	153	14,627,808	2.0	8.32	85.0	611
Other	1,361	160,019,882	22.3	8.06	82.6	618
Total:	5,097	716,107,149	100.0	7.68	81.5	626

		Total
	No of	Scheduled
Purpose	Loans	Balance	%	WAC	OLTV	Fico
Purchase	2,373	326,332,513	45.6	7.63	83.1	647
Refinance - Rate Term	343	51,139,841	7.1	7.37	81.6	626
Refinance - Cashout	2,381	338,634,795	47.3	7.77	79.9	607
Total:	5,097	716,107,149	100.0	7.68	81.5	626

		Total
	No of	Scheduled
Product	Loans	Balance	%	WAC	OLTV	Fico
Arm 2/28	2,478	379,642,161	53.0	7.66	82.5	617
Arm 3/27	1,082	157,797,218	22.0	7.64	80.5	638
Arm 5/25	3	1,089,842	0.2	6.14	83.1	696
Arm 6 Month	141	25,252,043	3.5	7.38	78.8	610
Fixed Rate	1,393	152,325,885	21.3	7.83	80.4	639
Total:	5,097	716,107,149	100.0	7.68	81.5	626

		Total
	No of	Scheduled
Property Type	Loans	Balance	%	WAC	OLTV	Fico
Single Family Residence	4,147	570,305,487	79.6	7.66	81.6	622
Condo	245	29,743,779	4.2	7.63	82.3	645
2-4 Family	295	48,464,195	6.8	8.20	79.4	650
PUD	409	67,526,513	9.4	7.46	82.1	633
Manufactured Housing	1	67,175	0.0	10.79	75.0	556
Total:	5,097	716,107,149	100.0	7.68	81.5	626

		Total
	No of	Scheduled
Margin	Loans	Balance	%	WAC	OLTV	Fico
0.01 - 4.00	17	3,738,160	0.7	6.62	81.6	628
4.01 - 4.50	49	10,117,292	1.8	5.68	79.2	678
4.51 - 5.00	157	33,412,078	5.9	6.10	79.3	670
5.01 - 5.50	385	76,698,867	13.6	6.68	80.2	645
5.51 - 6.00	464	75,508,186	13.4	7.08	80.8	637
6.01 - 6.50	464	77,952,853	13.8	7.28	81.2	632
6.51 - 7.00	606	91,700,984	16.3	7.74	81.6	616
7.01 - 7.50	433	58,888,296	10.4	8.05	83.0	604
7.51 - 8.00	437	57,707,906	10.2	8.43	83.1	600
8.01 - 8.50	268	33,006,743	5.9	8.98	84.5	593
8.51 - 9.00	223	25,634,527	4.5	9.34	85.5	586
9.01 - 9.50	103	10,359,249	1.8	10.01	85.0	583
9.51 - 10.00	70	6,729,491	1.2	10.44	82.3	588
10.01 - 10.50	22	1,973,476	0.4	11.05	83.1	575
10.51 >=	6	353,155	0.1	11.93	78.8	571
Total:	3,704	563,781,264	100.0	7.64	81.8	623

		Total
	No of	Scheduled
Months to Rate Reset	Loans	Balance	%	WAC	OLTV	Fico
1 - 3	1	144,199	0.0	5.00	90.0	673
4 - 6	139	24,864,727	4.4	7.37	78.7	610
10 - 12	1	71,564	0.0	9.99	54.5	543
13 - 15	4	895,919	0.2	8.80	85.2	577
16 - 18	40	6,237,699	1.1	7.77	79.6	634
19 - 21	1,146	172,937,734	30.7	7.81	82.9	616
22 - 24	1,291	200,013,503	35.5	7.52	82.3	618
25 - 27	6	641,885	0.1	9.02	79.1	575
28 - 30	47	8,488,845	1.5	8.26	82.0	620
31 - 33	510	73,422,033	13.0	7.58	80.7	639
34 - 36	516	74,973,314	13.3	7.61	80.1	638
37 >=	3	1,089,842	0.2	6.14	83.1	696
Total:	3,704	563,781,264	100.0	7.64	81.8	623

		Total
	No of	Scheduled
Max Rate	Loans	Balance	%	WAC	OLTV	Fico
9.51 - 13.00	704	143,605,995	25.5	6.38	80.9	650
13.01 - 13.50	410	71,000,773	12.6	6.89	81.2	640
13.51 - 14.00	595	99,088,023	17.6	7.42	81.6	621
14.01 - 14.50	437	64,406,487	11.4	7.80	81.9	616
14.51 - 15.00	494	66,105,200	11.7	8.32	82.8	607
15.01 - 15.50	352	42,127,924	7.5	8.74	83.0	598
15.51 - 16.00	330	37,916,364	6.7	9.18	84.0	599
16.01 - 16.50	163	17,927,075	3.2	9.74	83.4	586
16.51 - 17.00	142	15,208,008	2.7	10.09	80.2	582
17.01 - 17.50	48	4,024,911	0.7	10.65	79.6	581
17.51 - 18.00	22	1,773,602	0.3	10.97	78.4	587
18.01 >=	7	596,902	0.1	11.38	82.9	587
Total:	3,704	563,781,264	100.0	7.64	81.8	623

		Total
	No of	Scheduled
Min Rate	Loans	Balance	%	WAC	OLTV	Fico
<= 4.50	2	278,287	0.0	5.33	79.0	654
4.51 - 6.00	337	70,357,319	12.5	6.29	80.3	658
6.01 - 6.50	345	64,708,949	11.5	6.45	80.2	656
6.51 - 7.00	506	93,655,649	16.6	6.87	81.4	639
7.01 - 7.50	463	72,913,746	12.9	7.35	80.9	622
7.51 - 8.00	560	83,678,913	14.8	7.81	82.3	613
8.01 - 8.50	414	53,717,738	9.5	8.33	83.7	603
8.51 - 9.00	442	56,119,610	10.0	8.79	83.8	598
9.01 - 9.50	233	27,154,724	4.8	9.32	84.1	584
9.51 - 10.00	212	23,681,296	4.2	9.84	82.7	582
10.01 - 10.50	94	9,763,030	1.7	10.29	81.7	579
10.51 - 11.00	68	5,613,935	1.0	10.77	77.1	568
11.01 - 11.50	21	1,694,261	0.3	11.32	78.3	562
11.51 - 12.00	5	352,658	0.1	11.70	75.0	606
12.01 - 12.50	2	91,150	0.0	12.13	80.0	514
Total:	3,704	563,781,264	100.0	7.64	81.8	623

		Total
	No of	Scheduled
First Rate Cap	Loans	Balance	%	WAC	OLTV	Fico
1.0	141	25,096,859	4.5	7.36	78.8	611
1.5	197	35,551,827	6.3	7.40	81.7	650
2.0	44	11,504,500	2.0	6.02	80.5	669
3.0	3,321	491,367,186	87.2	7.71	82.0	620
5.0	1	260,892	0.0	5.48	74.2	667
Total:	3,704	563,781,264	100.0	7.64	81.8	623

		Total
	No of	Scheduled
Periodic Rate Cap	Loans	Balance	%	WAC	OLTV	Fico
1.0	2,922	428,233,818	76.0	7.75	82.3	613
1.5	781	135,459,492	24.0	7.27	80.2	652
2.0	1	87,954	0.0	7.38	80.0	647
Total:	3,704	563,781,264	100.0	7.64	81.8	623

Statistical Collateral Summary – Loan Group 1

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/03 cutoff date.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.50% and 0.50% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	2,841
Total Outstanding Loan Balance	$360,804,654		Min	Max
Average Loan Current Balance	$126,999		$4,875	$449,573
Weighted Average Original LTV	81.1%	*
Weighted Average Coupon	7.69%		4.60%	14.99%
Arm Weighted Average Coupon	7.63%
Fixed Weighted Average Coupon	7.91%
Weighted Average Margin	6.65%		3.75%	11.50%
Weighted Average FICO (Non-Zero)	626
Weighted Average Age (Months)	3
% First Liens	98.2%
% Second Liens	1.8%
% Arms	78.8%	**
% Fixed	21.2%	***
% of Loans with Mortgage Insurance	0.0%

*     Note, for second liens, CLTV is employed in this calculation

**   Including prefunding, adjustable rate loans shall represent approximately 78.5% of the total deal collateral

*** Including prefunding, fixed rate loans shall represent approximately 21.5% of the total deal collateral

		Total
	No of	Scheduled
Current Rate	Loans	Balance	%	WAC	OLTV	Fico
0.01 - 5.50	56	11,002,387	3.0	5.21	73.6	683
5.51 - 6.00	105	17,760,032	4.9	5.85	77.3	658
6.01 - 6.50	216	36,013,683	10.0	6.35	79.6	659
6.51 - 7.00	452	70,159,789	19.4	6.84	80.7	636
7.01 - 7.50	356	52,252,853	14.5	7.31	79.9	628
7.51 - 8.00	427	58,353,899	16.2	7.80	81.9	618
8.01 - 8.50	284	32,824,710	9.1	8.33	81.3	608
8.51 - 9.00	269	31,153,247	8.6	8.81	81.0	603
9.01 - 9.50	179	17,842,996	4.9	9.28	84.5	594
9.51 - 10.00	153	15,634,211	4.3	9.80	84.0	588
10.01 - 10.50	66	5,633,852	1.6	10.31	84.9	604
10.51 - 11.00	51	3,906,028	1.1	10.77	84.4	604
11.01 - 11.50	42	2,548,793	0.7	11.26	89.0	615
11.51 - 12.00	36	1,448,750	0.4	11.88	94.8	616
12.01 - 12.50	36	1,133,799	0.3	12.30	98.2	604
12.51 - 13.00	59	1,793,197	0.5	12.91	97.7	639
13.01 - 13.50	34	958,225	0.3	13.38	98.1	635
13.51 - 14.00	15	295,642	0.1	13.90	97.8	610
14.01 - 14.50	2	54,540	0.0	14.25	97.9	606
14.51 >=	3	34,020	0.0	14.81	95.0	610
Total:	2,841	360,804,654	100.0	7.69	81.1	626

		Total
	No of	Scheduled
FICO	Loans	Balance	%	WAC	OLTV	Fico
<= 0	5	491,317	0.1	9.55	61.9	-
476 - 500	4	529,372	0.1	9.09	71.7	500
501 - 525	124	13,789,018	3.8	8.71	74.4	514
526 - 550	161	18,920,356	5.2	8.31	77.1	538
551 - 575	300	36,215,846	10.0	8.15	81.0	563
576 - 600	366	41,946,413	11.6	8.15	82.8	589
601 - 625	509	59,797,166	16.6	7.89	82.3	613
626 - 650	582	75,552,752	20.9	7.51	82.0	638
651 - 675	360	50,744,914	14.1	7.27	81.4	662
676 - 700	216	32,178,432	8.9	7.12	80.8	686
701 - 725	108	14,952,285	4.1	7.12	81.9	712
726 - 750	62	9,883,714	2.7	6.85	80.2	736
751 - 775	26	3,366,416	0.9	7.02	75.6	762
776 - 800	14	1,854,162	0.5	6.80	78.0	782
801 - 825	4	582,492	0.2	7.39	76.8	804
Total:	2,841	360,804,654	100.0	7.69	81.1	626

		Total
	No of	Scheduled
Scheduled Balance	Loans	Balance	%	WAC	OLTV	Fico
<= 50,000.00	336	10,532,387	2.9	10.72	86.2	610
50,000.01 - 100,000.00	835	62,347,030	17.3	8.23	80.0	619
100,000.01 - 150,000.00	776	96,069,050	26.6	7.75	81.1	619
150,000.01 - 200,000.00	427	74,383,659	20.6	7.50	81.6	627
200,000.01 - 250,000.00	253	56,410,864	15.6	7.30	80.5	634
250,000.01 - 300,000.00	163	44,487,623	12.3	7.08	81.1	638
300,000.01 - 350,000.00	46	14,596,092	4.0	7.21	82.0	642
350,000.01 - 400,000.00	3	1,123,242	0.3	7.60	81.6	645
400,000.01 - 450,000.00	2	854,707	0.2	5.97	69.6	703
Total:	2,841	360,804,654	100.0	7.69	81.1	626

		Total
	No of	Scheduled
Original LTV	Loans	Balance	%	WAC	OLTV	Fico
<= 50.00	55	5,138,984	1.4	7.28	42.4	606
50.01 - 55.00	31	3,550,224	1.0	7.28	53.1	616
55.01 - 60.00	34	3,147,915	0.9	7.41	57.8	626
60.01 - 65.00	69	8,375,741	2.3	7.37	63.4	601
65.01 - 70.00	94	11,555,468	3.2	7.50	68.6	599
70.01 - 75.00	198	23,681,635	6.6	7.72	74.2	596
75.01 - 80.00	1,231	177,147,148	49.1	7.37	79.8	640
80.01 - 85.00	310	41,616,943	11.5	7.70	84.5	605
85.01 - 90.00	418	56,598,906	15.7	7.94	89.6	616
90.01 - 95.00	217	23,569,010	6.5	8.91	94.8	639
95.01 - 100.00	184	6,422,681	1.8	11.32	99.9	627
Total:	2,841	360,804,654	100.0	7.69	81.1	626

		Total
	No of	Scheduled
Documentation Type	Loans	Balance	%	WAC	OLTV	Fico
Full	1,583	191,873,817	53.2	7.58	81.3	610
Reduced	494	61,951,012	17.2	7.97	82.1	643
No Income/ No Asset	16	2,033,085	0.6	7.26	76.6	648
Stated Income / Stated Assets	748	104,946,740	29.1	7.73	80.2	644
Total:	2,841	360,804,654	100.0	7.69	81.1	626

		Total
	No of	Scheduled
Occupancy Status	Loans	Balance	%	WAC	OLTV	Fico
Primary	2,589	336,775,104	93.3	7.61	81.1	624
Second Home	7	637,938	0.2	7.67	82.3	665
Investment	245	23,391,612	6.5	8.81	81.3	650
Total:	2,841	360,804,654	100.0	7.69	81.1	626

		Total
	No of	Scheduled
State	Loans	Balance	%	WAC	OLTV	Fico
California	517	96,763,121	26.8	7.08	79.7	641
Florida	400	44,187,330	12.2	7.79	79.8	615
Illinois	134	17,700,163	4.9	8.11	82.2	617
Ohio	156	14,251,727	3.9	8.13	84.7	609
Texas	140	12,319,220	3.4	8.19	80.1	634
Arizona	115	12,310,262	3.4	7.70	82.3	631
Massachusetts	53	11,704,112	3.2	7.91	78.8	653
Pennsylvania	102	10,664,605	3.0	8.06	83.0	605
Michigan	111	9,926,930	2.8	8.48	82.4	609
Washington	65	9,404,470	2.6	7.34	81.5	624
Colorado	62	8,723,856	2.4	7.42	82.7	630
Virginia	71	8,622,114	2.4	7.77	81.9	625
New Jersey	43	7,603,376	2.1	7.84	78.5	618
Indiana	87	7,444,962	2.1	8.26	84.3	613
New York	43	7,346,437	2.0	7.13	75.7	631
Other	742	81,831,971	22.7	7.99	82.6	619
Total:	2,841	360,804,654	100.0	7.69	81.1	626

		Total
	No of	Scheduled
Purpose	Loans	Balance	%	WAC	OLTV	Fico
Purchase	1,294	160,810,043	44.6	7.81	82.6	646
Refinance - Rate Term	245	31,524,766	8.7	7.46	81.6	620
Refinance - Cashout	1,302	168,469,845	46.7	7.62	79.6	608
Total:	2,841	360,804,654	100.0	7.69	81.1	626

		Total
	No of	Scheduled
Product	Loans	Balance	%	WAC	OLTV	Fico
Arm 2/28	1,127	158,967,758	44.1	7.60	82.5	617
Arm 3/27	786	106,369,142	29.5	7.71	80.6	635
Arm 5/25	1	260,892	0.1	5.48	74.2	667
Arm 6 Month	117	18,641,104	5.2	7.56	78.2	605
Fixed Rate	810	76,565,757	21.2	7.91	79.6	635
Total:	2,841	360,804,654	100.0	7.69	81.1	626

		Total
	No of	Scheduled
Property Type	Loans	Balance	%	WAC	OLTV	Fico
Single Family Residence	2,308	288,595,828	80.0	7.63	81.2	621
Condo	141	15,684,031	4.3	7.67	81.5	643
2-4 Family	192	30,239,555	8.4	8.26	79.7	659
PUD	200	26,285,240	7.3	7.74	82.0	633
Total:	2,841	360,804,654	100.0	7.69	81.1	626

		Total
	No of	Scheduled
Margin	Loans	Balance	%	WAC	OLTV	Fico
0.01 - 4.00	1	214,955	0.1	5.00	80.0	597
4.01 - 4.50	23	4,145,681	1.5	5.82	80.6	666
4.51 - 5.00	61	10,534,570	3.7	6.06	79.1	653
5.01 - 5.50	236	39,423,529	13.9	6.75	79.6	639
5.51 - 6.00	297	42,610,452	15.0	7.13	80.2	639
6.01 - 6.50	265	40,163,659	14.1	7.33	80.9	638
6.51 - 7.00	407	55,268,550	19.4	7.74	81.4	618
7.01 - 7.50	226	31,041,066	10.9	7.94	82.0	610
7.51 - 8.00	215	27,510,019	9.7	8.38	83.4	601
8.01 - 8.50	130	15,326,665	5.4	9.03	84.4	597
8.51 - 9.00	105	11,567,012	4.1	9.30	84.5	581
9.01 - 9.50	32	3,642,332	1.3	9.78	88.0	595
9.51 - 10.00	24	2,033,180	0.7	10.47	87.1	605
10.01 - 10.50	5	501,054	0.2	10.93	89.5	625
10.51 >=	4	256,174	0.1	11.93	85.2	562
Total:	2,031	284,238,897	100.0	7.63	81.5	623

		Total
	No of	Scheduled
Months to Rate Reset	Loans	Balance	%	WAC	OLTV	Fico
1 - 3	1	144,199	0.1	5.00	90.0	673
4 - 6	115	18,253,789	6.4	7.54	78.0	605
10 - 12	1	71,564	0.0	9.99	54.5	543
13 - 15	1	277,354	0.1	8.25	90.0	582
16 - 18	25	3,349,608	1.2	7.52	81.9	641
19 - 21	375	54,712,514	19.2	7.50	83.5	627
22 - 24	729	101,070,976	35.6	7.66	82.0	612
25 - 27	5	582,663	0.2	8.88	80.0	575
28 - 30	36	5,022,051	1.8	8.44	83.0	607
31 - 33	328	45,165,084	15.9	7.39	81.1	645
34 - 36	414	55,328,203	19.5	7.88	80.0	631
37 >=	1	260,892	0.1	5.48	74.2	667
Total:	2,031	284,238,897	100.0	7.63	81.5	623

		Total
	No of	Scheduled
Max Rate	Loans	Balance	%	WAC	OLTV	Fico
9.51 - 13.00	386	64,564,045	22.7	6.43	81.0	636
13.01 - 13.50	245	39,855,068	14.0	6.89	81.3	639
13.51 - 14.00	381	57,150,721	20.1	7.38	81.7	623
14.01 - 14.50	229	31,238,482	11.0	7.74	80.8	622
14.51 - 15.00	231	30,290,253	10.7	8.23	81.7	623
15.01 - 15.50	172	20,153,296	7.1	8.77	83.3	605
15.51 - 16.00	192	21,804,818	7.7	9.19	82.2	602
16.01 - 16.50	74	7,504,313	2.6	9.52	81.7	599
16.51 - 17.00	72	7,556,698	2.7	9.90	81.2	588
17.01 - 17.50	26	2,170,532	0.8	10.51	79.4	608
17.51 - 18.00	16	1,353,770	0.5	10.79	79.4	583
18.01 >=	7	596,902	0.2	11.38	82.9	587
Total:	2,031	284,238,897	100.0	7.63	81.5	623

		Total
	No of	Scheduled
Min Rate	Loans	Balance	%	WAC	OLTV	Fico
<= 4.50	1	238,452	0.1	5.24	80.0	645
4.51 - 6.00	194	30,790,350	10.8	6.57	79.8	639
6.01 - 6.50	210	34,557,278	12.2	6.47	80.5	653
6.51 - 7.00	346	55,638,514	19.6	6.91	81.6	633
7.01 - 7.50	271	40,421,519	14.2	7.39	80.9	622
7.51 - 8.00	314	43,689,157	15.4	7.83	82.1	621
8.01 - 8.50	186	22,565,685	7.9	8.40	81.7	605
8.51 - 9.00	194	23,567,263	8.3	8.81	81.3	604
9.01 - 9.50	123	13,362,856	4.7	9.31	85.4	598
9.51 - 10.00	128	13,712,075	4.8	9.85	83.9	586
10.01 - 10.50	30	2,965,086	1.0	10.40	83.2	602
10.51 - 11.00	24	1,954,972	0.7	10.78	76.8	577
11.01 - 11.50	8	684,541	0.2	11.38	78.3	596
12.01 - 12.50	2	91,150	0.0	12.13	80.0	514
Total:	2,031	284,238,897	100.0	7.63	81.5	623

		Total
	No of	Scheduled
First Rate Cap	Loans	Balance	%	WAC	OLTV	Fico
1.0	117	18,485,920	6.5	7.52	78.1	606
1.5	161	24,150,208	8.5	7.45	81.7	645
2.0	25	5,121,050	1.8	6.53	82.0	650
3.0	1,727	236,220,827	83.1	7.69	81.7	622
5.0	1	260,892	0.1	5.48	74.2	667
Total:	2,031	284,238,897	100.0	7.63	81.5	623

		Total
	No of	Scheduled
Periodic Rate Cap	Loans	Balance	%	WAC	OLTV	Fico
1.0	1,394	187,983,814	66.1	7.68	82.1	612
1.5	636	96,167,129	33.8	7.53	80.2	646
2.0	1	87,954	0.0	7.38	80.0	647
Total:	2,031	284,238,897	100.0	7.63	81.5	623